SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                               June 20, 1999
                     (Date of earliest event reported)

                              K N Energy, Inc.
           (Exact name of Registrant as specified in its charter)


  Kansas                    1-6446                    48-0290000
(State of              (Commission File No.)        (IRS Employer
Incorporation)                                      Identification No.)

                           370 Van Gordon Street
                             P. O. Box 281304
                       Lakewood, Colorado 80228-8304
        (Address of principal executive offices, including zip code)

                               (303) 989-1740
            (Registrant's telephone number, including area code)




 Item 5.   Other Events.

 Termination of Agreement to Merge with Sempra Energy
 ----------------------------------------------------

      On June 21,1999, K N Energy, Inc., a Kansas corporation (the "Company"), and Sempra Energy, a California corporation ("Sempra"), announced in a joint press release that they had agreed to terminate the Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 20, 1999, among Sempra, Cardinal Acquisition Corp., a California corporation, and the Company. The joint press release is attached as
 Exhibit 99.1 and is incorporated by reference herein.

      The Company also issued a press release addressing its future direction as a stand-alone company following the termination of the Merger Agreement. This press release is attached as Exhibit 99.2 and is incorporated by reference herein.

 Item 7.   Financial Statements, Pro Forma Financial Information and
 Exhibits.

           (c)  Exhibits.

                99.1 Joint Press Release of the Company and Sempra, issued June 21, 1999.

                99.2      Press Release of the Company, issued June 21,
                          1999.



                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    K N Energy, Inc.


                                    By:       /s/ Martha B. Wyrsch
                                              --------------------
                                    Name:     Martha B. Wyrsch
                                    Title:    Vice President,
                                              General Counsel and
                                              Secretary

 Date:     June 21, 1999


                               EXHIBIT INDEX

99.1       Joint Press Release of the Company and Sempra, issued June 21,
           1999.

99.2       Press Release of the Company, issued June 21, 1999.